UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 7, 2006

NEW RIVER PHARMACEUTICALS INC.
(Exact name of Registrant as specified in charter)

Virginia	000-50851	54-1816479
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1881 Grove Avenue, Radford, Virginia	24141
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(540) 633-7978

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.  Other Events.

On February 7, 2006, New River Pharmaceuticals Inc. (the “Company”) presented at the Merrill Lynch Global Pharmaceutical, Biotechnology and Medical Device Conference. This presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company issued a press release on February 7, 2006 with respect to this presentation, which press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

During this presentation, management presented data from a Phase I/II study on NRP290, the Company’s second compound under development. NRP290 is a hydrocodone derivative under investigation for the treatment of pain (moderate to moderately severe). The study compared the bioavailability of two investigational formulations of NRP290 solution (1 x 12mg and 1 x 24mg) relative to Vicodin® (1 x 5/500mg and 2 x 5/500mg) tablet in fasted state healthy adult volunteers. In the first comparison, that of NRP290 (1 x 12mg) to Vicodin (1 x 5/500mg), the 90% confidence intervals for peak and overall exposure parameters of hydrocodone based on ln(Cmax), ln(AUClast) and ln(AUCinf) were within 80% to 125%. In the second comparison, that of NRP290 (1 x 24mg) to Vicodin (2 x 5/500mg), the 90% confidence intervals for peak of hydrocodone based on ln(Cmax) was within 80% to 125%. The upper limit of 90% confidence intervals for overall exposure parameters of hydrocodone based on ln(AUClast) and ln(AUCinf) were slightly higher (128.51% and 134.67%). No intact NRP290 conjugates were observed in circulation in either dose.

Management also announced that the company had received a $50 million milestone payment from Shire plc (LSE: SHP; Nasdaq: SHPGY; TSX: SHQ), pursuant to a collaboration agreement between the companies for the development and commercialization of NRP104. On January 26, 2006, the U.S. Food and Drug Administration accepted for review the Company’s new drug application for NRP104, an investigational compound for the treatment of Attention Deficit Hyperactivity Disorder (ADHD) in pediatric populations (ages 6 - 12). That event triggered the milestone payment under the collaboration agreement.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Presentation made on February 7, 2006 by the Company at the Merrill Lynch Global Pharmaceutical, Biotechnology and Medical Device Conference.

99.2	Press release issued on February 7, 2006 by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2006

NEW RIVER PHARMACEUTICALS INC.

	By:	/s/ Randal J. Kirk
Randal J. Kirk
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Exhibit
________________
99.1	Presentation made on February 7, 2006 by the Company at the Merrill Lynch Global Pharmaceutical, Biotechnology and Medical Device Conference.

99.2	Press release issued on December 7, 2006 by the Company.